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                          THE BOSTON TRUST MUTUAL FUNDS
                                  (THE "FUNDS")

                     Supplement Dated March 31, 2006 to the
                         Prospectus dated August 1, 2005


The following information supplements the disclosure in the Prospectus regarding the names of each of the Funds:

Effective March 31, 2006, the names of each of the Funds have been changed as follows:

     1. The "Boston Balanced Fund" has been renamed the "Boston Trust Balanced Fund"; and

     2. The "Boston Equity Fund" has been renamed the "Boston Trust Equity
     Fund".

No other changes to the Funds have been made other than the change in the names of each of the Funds. Each of the Funds continues to be advised by Boston Trust Investment Management, Inc., a wholly-owned subsidiary of Boston Trust & Investment Management Company.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.